Issuance of common units and Series A Preferred Units	12 Months Ended
Dec. 31, 2018
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
24. Issuance of common units and Series A Preferred Units

On January 26, 2018, the Partnership entered into sales agreement with the Agent. Under the terms of the sales agreement, the Partnership may offer and sell up to $120 million in aggregate offering amount of common units and Series A preferred units, from time to time, through the Agent, acting as agent for the Partnership. Sales of such units may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or through a market marker other than on an exchange.

As of December 31, 2018, the Partnership had sold 253,106 common units at an average gross sales price of $18.26 per unit for net proceeds, after sales commissions, of $4.6 million. As of December 31, 2018, the Partnership had sold 1,529,070 Series A preferred units at an average gross sales price of $25.74 per unit for net proceeds, after sales commissions, of $38.7 million. The Partnership has paid an aggregate of $0.8 million in sales commissions to the Agent in connection with such sales as of December 31, 2018. Proceeds in the table below are included for all units issued for the year ended December 31, 2018.

	Year ended December 31, 2018
(in thousands of U.S. dollars)	Common units	Series A Preferred Units	Total
Gross proceeds for units issued	$4,623	39,360	$43,983
Less: Commissions	(60)	(701)	(761)
Net proceeds for units issued	$4,563	38,659	$43,222

On October 5, 2017, the Partnership issued 4,600,000 8.75% Series A preferred units. The offering price was $25.0 per unit. The Partnership's total proceeds and net proceeds from the preferred unit offering were $115.0 million and $110.9 million, respectively. During October 2017, net proceeds of $34.4 million and $24.3 million were used to repay outstanding balances under the seller’s credit note and revolving credit facility, respectively. During December 2017, the Partnership acquired the remaining 49% ownership interest in the
Höegh Grace
entities and settled part of the purchase price with cash of $45.3 million from the issuance of the Series A preferred units.

8.75% Series A Cumulative Redeemable Preferred Units:

(in thousands of U.S. dollars)	Year ended December 31, 2017
Gross proceeds received	$115,000
Less: Underwriters' discount	(3,623)
Less: Offering expenses	(453)
Net proceeds received	$110,924

On December 7, 2016, the Partnership sold 6,000,000 common units, representing limited partner interests in an underwritten public offering and granted the underwriters a 30-day option to purchase up to an additional 900,000 common units. In connection with the partial exercise by the underwriters of their option to purchase additional common units, on December 16, 2016, the Partnership sold 588,389 common units. The offering price was $17.60 per unit. The Partnership's total proceeds and net proceeds from the public offering were $116.0 million and $111.5 million, respectively. During December 2016, net proceeds of $12.6 million and $6.6 million were used to repay part of the seller’s credit note and to settle the working capital adjustment, respectively, related to the acquisition of the
Höegh Gallant
on October 1, 2015. As of December 31, 2016, the Partnership designated $91.8 million of the net proceeds to acquire a 51% ownership interest in Höegh LNG Colombia Holding Ltd., the owner of the entities that own and operate the
Höegh Grace
. The acquisition was settled on January 3, 2017. Refer to note 3.

(in thousands of U.S. dollars)	Year ended December 31, 2016
Gross proceeds received	$115,956
Less: Underwriters' discount	(3,943)
Less: Offering expenses	(484)
Net proceeds received	$111,529